UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2015

EVOLENT HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 N. Glebe Road, Suite 500

Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (571) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	– OTHER EVENTS

On June 4, 2015, Evolent Health, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it has priced the initial public offering of 11,500,000 shares of its Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a price to the public of $17.00 per share. The underwriters have been granted an option to purchase up to 1,725,000 additional shares of Class A Common Stock from the Company at the initial public offering price, less underwriting discounts and commissions. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

Date: June 5, 2015	By:	/s/ Jonathan Weinberg
		Name:	Jonathan Weinberg
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 4, 2015.